                            [ON STATEFED LETTERHEAD]


                               September 26, 2002


Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of StateFed Financial Corporation (the "Company"), we cordially invite you to attend the Annual Meeting (the "Meeting") of Stockholders of the Company. The Meeting will be held at 2:30 p.m. Des Moines, Iowa time, on Wednesday, October 23, 2002, at the West Des Moines Marriott, 1250 74th Street, West Des Moines, Iowa 50266.

      In addition to the election of two directors, stockholders are being asked to approve the 2002 Omnibus Incentive Plan. Accordingly, your Board of Directors unanimously recommends that you vote for each of the proposals.

      We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

      Thank you for your attention to this important matter.

                                          Very truly yours,

                                          /s/ Randall C. Bray

                                          Randall C. Bray
                                          CHAIRMAN OF THE BOARD

                         STATEFED FINANCIAL CORPORATION
                             13523 University Avenue
                                Clive, Iowa 50325
                                 (515) 223-8484

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 23, 2002


      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of StateFed Financial Corporation ("StateFed Financial" or the "Company") will be held at the West Des Moines Marriott, 1250 74th Street, West Des Moines, Iowa 50266, at 2:30 p.m. Des Moines, Iowa time, on Wednesday, October 23, 2002.

      A Proxy Card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

      1.    The election of two directors of the Company;

      2. The approval of the 2002 Omnibus Incentive Plan. A copy of the plan is included as Appendix A to the enclosed proxy statement;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 25, 2002, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

      You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS:

                                        /s/ Randall C. Bray

                                        Randall C. Bray
                                        CHAIRMAN OF THE BOARD


Des Moines, Iowa
September 26, 2002


--------------------------------------------------------------------------------
 IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
        FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         STATEFED FINANCIAL CORPORATION
                             13523 University Avenue
                                Clive, Iowa 50325
                                 (515) 223-8484

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 23, 2002

      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of StateFed Financial Corporation ("StateFed Financial" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the West Des Moines Marriott, 1250 74th Street West Des Moines, Iowa 50266, on Wednesday, October 23, 2002, at 2:30 p.m., Des Moines, Iowa time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 26, 2002. Certain of the information provided herein relates to State Federal Savings and Loan Association of Des Moines ("State Federal" or the "Bank"), a wholly owned subsidiary and predecessor of the Company.

      At the Meeting, stockholders of the Company are being asked to consider and vote upon the following proposals: the election of two directors of the Company; the approval of the 2002 Omnibus Incentive Plan (a copy of the plan is included as Appendix A to the enclosed proxy statement); and any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting.

VOTE REQUIRED AND PROXY INFORMATION

      All shares of Company common stock ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are properly to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

      Directors will be elected by a plurality of the votes cast. The approval of the 2002 Omnibus Incentive Plan requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" all nominees for election or withhold their votes from one or more nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to approve the 2002 Omnibus Incentive Plan, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

      A proxy given pursuant to solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Pursuant to the Company's Employee Stock Ownership Plan, unallocated shares will be voted by the Trustee in the same proportion as allocated shares voted by participants. Any written notice revoking a proxy should be delivered to Andra K. Black, Secretary, StateFed Financial Corporation, 13523 University Avenue, Clive, Iowa 50325.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Stockholders of record as of the close of business on September 25, 2002, will be entitled to one vote for each share then held. As of September 6, 2002 date, the Company had 1,278,870 shares of Common Stock issued and outstanding. The following table sets forth as of June 30, 2002 information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, (ii) the Company's Chief Executive Officer, and (iii) all directors and executive officers as a group.

                                                                                      SHARES       PERCENT
                                                                                   BENEFICIALLY       OF
                            BENEFICIAL OWNER                                           OWNED        CLASS
------------------------------------------------------------------------------         -----        -----
Krause Gentle Corporation(1)                                                          149,000       11.7%
c/o James B. Langeness
Duncan, Green, Brown, Langeness & Eckley
380 Capital Square, 400 Locust Street
Des Moines, Iowa  50309

StateFed Financial Corporation Employee Stock Ownership Plan(2)                       128,161       10.0
13523 University Avenue
Clive, Iowa 50325

Douglas M. Kratz(3)                                                                    69,300        5.4
852 Middle Road, Suite 101
Bettendorf, Iowa 52722

Randall C. Bray(4)                                                                      4,648          *
StateFed Financial Corporation
13523 University Avenue
Clive, Iowa 50325

Directors and executive officers of the Company and the Bank as a group               178,334       13.6
(8 persons)(5)
-----------------------

*     less than 1%.
(1) The above information is as reported by Krause Gentle Corporation in an amended statement dated October 5, 2000 on Schedule 13-D/A filed pursuant to the Securities Exchange Act of 1934.
(2) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), of which 112,082 shares of Common Stock were allocated to accounts of participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own all the shares held by the ESOP. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts. Unallocated shares held by the ESOP are voted by the plan trustee in the manner that the plan trustee is directed to vote by the majority of the plan participants who directed the plan trustee as to the manner of voting the shares allocated to their plan accounts. If an ESOP participant fails to give timely voting instructions to the plan trustee with respect to the voting of the shares allocated to the participant's account, the plan trustee is entitled to vote such shares in its discretion.
(3) The above information is as reported by Douglas M. Kratz in a statement dated September 12, 2002 on Schedule 13-D filed pursuant to the Securities Exchange Act of 1934.
(4) Includes 2,500 shares held directly and 2,148 shares subject to options granted to Mr. Bray under the Stock Option Plan.
(5) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and investment power. This table also includes 14,053 and 12,360 shares allocated to the accounts of Ms. Black and Mr. Wood, respectively pursuant to the Company's ESOP and 34,007 shares subject to options granted to directors and the executive officers under the Company's Stock Option Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

      Section 16(a) of the Securities Exchange Act of 1934 requires StateFed's directors and executive officers, and persons who own more than 10% of the Company's common stock to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

      The Company believes, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended June 30, 2002, that other than a late Form 4 filed by Craig Wood in connection with the sale of 900 shares of common stock and a late Form 5 filed by Craig Wood in connection with the inheritance of 17,498 shares of common stock, Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

                        PROPOSAL I. ELECTION OF DIRECTORS

GENERAL

      The Company's Board of Directors currently consists of eight members. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors. The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors is elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and duly qualified.

      The table below sets forth certain information, as of June 30, 2002 regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                               SHARES OF
                                                                                                 COMMON
                                                                                      TERM       STOCK     PERCENT
                                                                         DIRECTOR      TO     BENEFICIALLY    OF
           NAME             AGE(1)    POSITION(S) HELD IN THE COMPANY     SINCE(2)   EXPIRE     OWNED(3)    CLASS(4)
      --------------       -------- -----------------------------------  ---------- --------  -----------  ---------
                                                   NOMINEES
Randall C. Bray               58    Chairman of the Board and President    2001       2005        4,648(5)        *
Kevin J. Kruse                42    Director                               1993       2005       15,504(6)      1.2%

                                       DIRECTORS CONTINUING IN OFFICE

Eugene M. McCormick           75    Director                               1979       2003       40,266(7)      3.1
Sidney M. Ramey               62    Director                               1987       2003       13,044(8)      1.0
Andra K. Black                55    Executive Vice President and           1995       2003       33,819(9)      2.6
                                    Director
Craig Wood                    44    Executive Vice President and           1995       2004       34,490(10)     2.7
                                    Director
Harry A. Winegar              74    Director                               1977       2004       28,266(11)     2.2
William T. Nassif             52    Director                               2000       2004        8,297(12)       *
-------------

*     less than 1%
(1)   At June 30, 2002.
(2)   Includes service as a director of the Bank.
(3) Amounts include shares held directly, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include 15,474, 7,744, 4,344, 4,297 and 2,148 shares subject to options granted to Directors Black, Ramey, Winegar, Nassif and Bray under the Stock Option Plan which options are exercisable within 60 days of June 30, 2002.
(4) Percentage is calculated based on 1,278,870 shares of Common Stock outstanding as of September 6, 2002.
(5) Includes 2,500 shares held directly and 2,148 shares subject to option granted to Mr. Bray under the Stock Option Plan.
(6) Includes 13,816 shares held jointly with his spouse, 1,688 shares held by Mr. Kruse's spouse.
(7) Includes 39,266 shares held directly and 1,000 shares held by Mr. McCormick's spouse.
(8) Includes 1,260 shares held directly, 1,260 shares held by Mr. Ramey's spouse, 2,780 shares held jointly with his spouse and 7,744 shares subject to options granted to Mr. Ramey under the Stock Option Plan.
(9) Includes 4,292 shares held directly, 14,053 shares allocated to Ms. Black's account pursuant to the ESOP and 15,474 shares subject to options granted to Ms. Black under the Stock Option Plan.

(10) Includes 17,498 shares held by his spouse, 4,632 shares held jointly with his spouse, and 12,360 shares allocated to Mr. Wood's account pursuant to the ESOP.
(11) Includes 23,922 shares held directly and 4,344 shares subject to options granted to Mr. Winegar under the Stock Option Plan.
(12) Includes 4,000 shares held directly and 4,297 shares subject to options granted to Mr. Nassif under the Stock Option Plan.

      The business experience of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

      RANDALL C. BRAY. Mr. Bray was elected Chairman of the Board in April, 2001 and became President of the Company in January 2002. Mr. Bray is also President of Greyhawk Partners and has been involved in the financial services business for more than 30 years. He has been President and CEO of Midland Savings Bank in Des Moines and was also Chairman and Founder of The Evergreen Group, a distributor of insurance products to the banking industry.

      KEVIN J. KRUSE. Mr. Kruse has served on the Board since 1993. Mr. Kruse is the Senior Vice President and Corporate Counsel Diversified Management Services, Inc. a trade association headquartered in Des Moines, Iowa.

      EUGENE M. MCCORMICK. Mr. McCormick has served on the Board since 1980. Mr. McCormick is currently retired. Until 1993, he practiced dentistry in Des Moines, Iowa.

      SIDNEY M. RAMEY. Mr. Ramey has served on the Board since 1987. Since 1982, Mr. Ramey has been the President of Peoples Abstract Company, a title search company located in Des Moines, Iowa.

      ANDRA K. BLACK. In January, 2002, Ms. Black resumed her duties as Executive Vice President of the Company. Prior to this appointment, Ms. Black served as Co-President from July, 2000 and prior to that as Executive Vice President. In addition to her duties as Executive Vice President, Ms. Black is responsible for the operations and savings departments, which include compliance with savings regulations and disclosures, general office administration and reporting to the Office of Thrift Supervision ("OTS") and the Internal Revenue Service ("IRS"). Ms. Black also oversees the maintenance of the general ledger and monthly reporting.

      CRAIG WOOD. In January, 2002 Mr. Wood resumed his duties as Executive Vice President of the Company. Prior to this appointment, Mr. Wood served as Co-President from July 2000 and prior to that as Senior Vice President. In addition to his duties as Executive Vice President, Mr. Wood oversees the mortgage lending and regulatory compliance of the lending department of the Bank. Mr. Wood joined the Bank in 1986 as a loan officer and was subsequently promoted to his current position. Mr. Wood is the son-in-law of the former Chairman of the Board John Golden.

      HARRY A. WINEGAR. Mr. Winegar has served on the Board since 1977. Mr. Winegar is currently retired. Until his retirement in 1992, Mr. Winegar was a consultant and appraiser for Carlson, McClure & McWilliams, Inc. a real estate appraisal firm located in Des Moines, Iowa.

      WILLIAM T. NASSIF. On July 1, 2000, Mr. William T. Nassif was appointed to the board of directors. Mr. Nassif is the staff attorney for Legal Services Corporation of Iowa. Legal Services Corporation provides legal services for low income Iowans.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      MEETINGS AND COMMITTEES OF THE COMPANY. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 9 times during fiscal 2002. During fiscal 2002, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

      The Board of Directors of the Company has standing Executive, Audit, and Stock Option and MRP Committees.

      The Executive Committee is comprised of Chairman Bray, and Directors Wood and Black, Senior Vice President Steven Blazek, Senior Vice President John Kallemyn and Eric Frommelt, Manager Planning and Analysis. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings. This Committee met 12 times during fiscal 2002.

      The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors. The Audit Committee is composed of Directors Ramey, Nassif and Winegar. All are "independent directors" as defined in the Nasdaq Stock Market rules. This committee is responsible for the review of the company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

      o reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

      o ascertaining the existence of effective accounting and internal control systems; and

      o     overseeing the entire audit function both internal and independent.

      In fiscal 2002, this committee met 3 times.

      The Stock Option and MRP Committee is composed of Directors McCormick, Ramey, Winegar, Kruse and Nassif. This Committee is responsible for administering the Company's Stock Option Plan and the MRP. This Committee did not meet during the fiscal year ended June 30, 2002.

      The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 60 days before the date of the Meeting. If less than 40 days' notice of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. In addition to meeting the applicable deadline, nominations must be submitted in accordance with certain requirements specified in the Company's by-laws.

      MEETINGS AND COMMITTEES OF THE BANK. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors met 13 times during the fiscal year ended June 30, 2002. During fiscal 2002, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

      The Bank has standing Executive, Outside Audit, Loan, Risk, Management Planning and Compensation and Benefit Committees. A description of each committee of the Bank is set forth below.

      The Executive Committee of the Board of Directors generally acts in lieu of the full Board of Directors between board meetings. The Executive Committee also has responsibility for oversight of the Bank's lending policies. This committee consists of Chairman Bray, Directors Black and Wood, Senior Vice President Steven Blazek, Senior Vice President John Kallemyn and Eric Frommelt, Manager Planning and Analysis. During the fiscal year ended June 30, 2002, this committee met 46 times.

      The Outside Audit Committee is composed of Directors Ramey, Winegar and Nassif. The Outside Audit Committee meets on an as needed basis and is responsible for reviewing the annual audit report and making recommendations to the Board of Directors with respect to the Bank's independent auditors. This committee met 3 times during the year ended June 30, 2002.

      The Board Loan Committee is responsible for evaluating and approving all loans above the approval level of the Management Loan Committee. The current members of this committee are Director Kruse and Director Nassif. This committee meets on an as needed basis. The committee met 4 times during the year ended June 30, 2002.

      The Management Planning Committee is comprised of Chairman Bray, Director Wood, Director Black, Steve Blazek, Senior Vice President, John Kellemyn, Senior Vice President, Mary Simon, Vice President, Kathy Stravers, Branch Manager, Robert Egger, Branch Manager and Eric Frommelt, Manager Planning and Analysis. The Management Planning Committee meets as needed to determine the budget. The Management Planning Committee met 10 times during the year ended June 30, 2002.

      The Compensation and Benefit Committee determines the salaries and benefits of the employees of the Bank. Directors McCormick, Kruse and Nassif comprise the committee. The committee met 6 times during fiscal 2002.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      THE FOLLOWING REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT THEREIN, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

      The Board of Directors has adopted a charter for the Audit Committee. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2002.

                             AUDIT COMMITTEE MATTERS

      The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

      The Audit and Finance Committee has reviewed and discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

      The Audit Committee has also received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee has discussed with the independent auditors that firm's independence. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal auditor's independence; and

      Based upon the Committee's discussions and review described above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2002 filed with the Securities and Exchange Commission.

                                  AUDIT COMMITTEE

                                  Sydney Ramey
                                  Harry Winegar
                                  William Nassif, Chairman

                                    AUDITORS

      We have selected McGladrey & Pullen LLP to audit the Company's financial statements for the fiscal year ending June 30, 2003. For the fiscal year ending June 30, 2002, the Company had engaged the accounting firm of McGowen, Hurst, Clark & Smith, P.C. to audit its financial statements. A representative of McGowen, Hurst, Clark & Smith, P.C. is expected to attend the Meeting to respond to appropriate questions.

AUDIT FEES. The aggregate fees billed to StateFed Financial Corporation by McGowen, Hurst, Clark & Smith, P.C. for the professional services rendered for the audit of StateFed's consolidated financial statements for fiscal 2002 and the reviews of the consolidated financial statements included in StateFed's Forms 10-QSB for that year were $32,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees for financial information systems design and implementation billed to StateFed by McGowen, Hurst, Clark & Smith, P.C. for fiscal 2002.

ALL OTHER FEES. Other than audit fees, the aggregate fees billed to StateFed by McGowen, Hurst, Clark & Smith, P.C. for fiscal 2002 were $25,105.

      The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal 2002 by McGowen, Hurst, Clark & Smith, P.C., the principal independent auditors, is compatible with maintaining the principal auditors' independence.

CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On August 21, 2002, the Company received a letter from its independent accountants, McGowen, Hurst, Clark & Smith, P.C., stating that they had decided not to stand for re-election as the Company's independent accountants.

The reports of McGowen, Hurst, Clark & Smith, P.C. on the financial statements for the past two fiscal years ended June 30, 2000 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

Moreover, during the Company's two most recent fiscal years and the subsequent interim period through August 21, 2002, there have been no disagreements with McGowen, Hurst, Clark & Smith, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of McGowen, Hurst, Clark & Smith, P.C., would have caused McGowen, Hurst, Clark & Smith, P.C. to make reference to the subject matter of the disagreement(s) in connection with its report.

During the two most recent fiscal years and the subsequent interim period through August 21, 2002, there were no reportable events (as defined in Regulation S-B Item 304(a)(1)(v)).

The Company provided McGowen, Hurst, Clark & Smith, P.C. with a copy of the disclosure made and has requested that McGowen, Hurst, Clark & Smith, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 3, 2002, is filed as Exhibit 16.1 to the amended Form 8-K filed with the Securities and Exchange Commission on August 21, 2002.

On September 6, 2002, the Company engaged McGladrey & Pullen, LLP as its new independent accountants to audit the Company's financial statements for the fiscal year ended June 30, 2003. During the two most recent fiscal years and the subsequent interim period through September 6, 2002, neither the Company, nor anyone on its behalf, has consulted with McGladrey & Pullen, LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

DIRECTOR COMPENSATION

      The Company's directors do not receive a fee for serving on the Company's Board of Directors. No fee is paid for membership on the Board's committees. All Bank directors receive a fee of $700 per month. A fee of $200 is paid to non-employee directors of the Bank for committee membership. $200 was paid to certain directors for three audit committee meetings, one compensation committee meeting and one extra meeting.

EXECUTIVE COMPENSATION

      The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of business other than the Bank.

      The following table sets forth information regarding compensation paid by the Company and the Bank to their President for services rendered during the fiscal year ended June 30, 2002. No executive officer made in excess of $100,000 during the fiscal year ended June 30, 2002.

             ----------------------------------------------------------------------------------
                                         SUMMARY COMPENSATION TABLE
             ----------------------------------------------------------------------------------
                                                   ANNUAL         LONG TERM
                                                COMPENSATION    COMPENSATION
             -----------------------------------------------------------------

                 NAME AND PRINCIPAL     FISCAL SALARY   BONUS    SECURITIES      ALL OTHER
                      POSITION          YEAR    ($)      ($)     UNDERLYING     COMPENSATION
                                                                OPTIONS/SARS       ($)(1)
                                                                     (#)
             ==================================================================================
             Randall C. Bray, President 2002  $62,400    $500         -            $7,800
                                              -------------------------------------------------
                                        2001   25,200(2)    -      10,744           1,800
                                              -------------------------------------------------
                                        2000     -         -          -              -
             ----------------------------------------------------------------------------------

----------------------
(1)   Includes director fees of $7,800 and 1,800 for fiscal years 2002 and 2001.
(2) Includes consulting fees of $15,600 received in the fiscal year 2001 prior to executive's appointment as President.

      The following table sets forth information regarding the number and value of stock options at June 30, 2002 held by the Company's President.

=================================================================================================================
                    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                OPTION/SAR VALUES
-----------------------------------------------------------------------------------------------------------------
                                                                                          VALUE OF
                                                               NUMBER OF                 UNEXERCISED
                                                              UNEXERCISED               IN-THE-MONEY
                                                            OPTIONS/SARS AT            OPTIONS/SARS AT
                                                             FY-END (#)(1)              FY-END ($)(2)
                                                      -----------------------------------------------------------
                         SHARES ACQUIRED    VALUE
         NAME            ON EXERCISE (#)  REALIZED($) EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------
Randall C. Bray                 -              -         2,148         12,892           -              -
=================================================================================================================

-------------------
(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officers pursuant to the terms of the incentive stock option award.

(2) Represents the aggregate market value (market price of the common stock less the exercise price) of the option granted based upon the average of the bid and asked price of $9.95 per share of the common stock as reported on the NASDAQ Bulletin Board on June 30, 2002.

EQUITY COMPENSATION PLAN INFORMATION

-------------------------------------------------------------------------------------------------------------------
Plan category                         Number of securities    Weighted-average     Number of securities remaining
                                       to be issued upon     exercise price of     available for future issuance
                                          exercise of           outstanding       under equity compensation plans
                                      outstanding options,   options, warrants    (excluding securities reflected
                                      warrants and rights        and rights                in column (a))
-------------------------------------------------------------------------------------------------------------------
                                              (a)                   (b)                         (c)
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved           49,050                $7.08                         -
by security holders
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans not                  -                     -                           -
approved by security holders
-------------------------------------------------------------------------------------------------------------------
Total                                        49,050                $7.08                         -
-------------------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS AND SALARY CONTINUATION PLAN

      EMPLOYMENT AGREEMENTS. The continued success of the Bank depends to a significant degree on the skills and competence of its officers. In April 2001, the Bank entered into an employment agreement with President Bray. The employment agreement provides for an initial annual base salary of $62,400, subject to annual review and adjustment by the Company's Board of Directors, and an initial term of three years. The agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreement provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreement is also terminable by the employee upon 60-days' notice to the Bank.

      The employment agreement provides for payment to the employee of his salary for the remainder of the term of the agreement, plus up to 299% of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss.
574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Common Stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

      Based on current salaries, if Mr. Bray's employment had been terminated as of June 30, 2002, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $186,576.

CERTAIN TRANSACTIONS

      The Bank has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. The loans to employees, executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's Loan Committee.

      All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Loans to all directors, executive officers, employees and their associates totaled $1.8 million at June 30, 2002, which was 13.0% of the Company's stockholders' equity at that date. All of such loans were made on the same terms, including interest rates, as those of comparable transactions prevailing at the time.

                PROPOSAL II - APPROVAL OF OMNIBUS INCENTIVE PLAN

      In order to promote the long-term interests of StateFed Financial Corporation and its stockholders by providing a flexible and comprehensive means for attracting and retaining directors, advisory directors, officers and employees of StateFed Financial Corporation and its corporate affiliates and to replace the existing Stock Option and Incentive Plan, which has been depleted of awards, our Board of Directors has adopted and recommends that you vote to approve the 2002 Omnibus Incentive Plan (the "2002 Plan").

DESCRIPTION OF THE 2002 PLAN

      Effective May 18, 2002, the Board of Directors adopted the 2002 Plan. It is designed to provide for the granting of incentive awards in the form of stock options, stock appreciation rights, restricted stock and performance awards (denominated in cash, securities or other property) to any director, advisory director, officer or employee of the Company or its corporate affiliates (including but not limited to State Federal Savings and Loan Association of Des Moines). The awards will be granted at the discretion of a committee charged with administering the plan comprised of two or more members of the Board of Directors of the Company, each of whom shall be non-employee, outside directors. We have made available a total of 127,952 shares of common stock for issuance under the 2002 Plan.

      The plan provides the committee with broad discretion to select the officers, employee, consultants, and advisors to whom awards may be granted, as well as the type, size, and terms and conditions of each award. The 2002 Plan permits grants of the following types of awards:

o     non-qualified and incentive stock options;
o     stock appreciation rights;
o     restricted stock grants; and
o     other performance-based awards.

      The committee may grant either stock options intended to qualify as incentive stock options under Section 422 of the Code ("ISOs") or stock options not intended to qualify as such ("NQSOs"). ISOs may be granted only to employees of the Company or its corporate affiliates.

      The term of an NQSO granted under the plan may not exceed 15 years. The term of an ISO may not exceed ten years, provided that the term of an ISO granted to an employee who owns stock comprising more than ten percent of the combined voting power of all classes of stock of StateFed Financial Corporation and its corporate affiliates (defined in the 2002 Plan as a "Ten Percent Holder") may not exceed five years. The exercise price of a stock option granted under the plan will be determined by the committee, provided that (i) the exercise price of an ISO may not be less than 100% of the market value of a share of common stock on the date of grant of such option and (ii) the exercise price of an ISO granted to a Ten Percent Holder may not be less than 110% of the market value of a share of StateFed Financial Corporation's common stock on the date of grant of such option.

      The committee is authorized to award stock appreciation rights ("SARs"), each of which, upon exercise thereof, will entitle the holder thereof to receive a number of shares of the Company's common stock or cash or a combination thereof, as the Committee shall determine, the aggregate value of which shall equal (as nearly as possible) the amount by which the market value per share of the Company's common stock on the date of exercise exceeds the exercise price of the SAR, multiplied by the number of shares underlying the SAR. A SAR may be related to an option or granted independently of an option. The committee will determine the exercise price and term of each SAR, provided that (i) the term of a SAR may not exceed 15 years and (ii) an option related to a SAR which is an ISO must satisfy all requirements pertaining to ISOs (e.g., exercise price, term).

      The committee may grant awards of restricted stock, subject to such restrictions as the committee may impose thereon, which restrictions may lapse in the manner deemed appropriate by the committee. The restrictions may include, among other things, limitations on dividend and voting rights.

      The committee is authorized to grant performance-based awards to participants of the 2002 Plan which may be denominated in cash, shares of our common stock, other securities, other awards under the plan or other property. The term of such an award may not exceed 15 years. The specific performance goals for each award are at the discretion of the committee.

      Unless the committee provides otherwise, in the event of a participant's termination of service to StateFed Financial Corporation by reason of disability, the participant may exercise an option or SAR theretofore granted to such participant within a period of three months from the date of termination of service in the case of an ISO or one year from the date of termination of service in the case of a NQSO or SAR (but in no event after the expiration date of the award). If a participant to whom an option or SAR was granted is terminated for cause, all rights under such option or SAR will expire immediately.

      Unless the committee provides otherwise, in the event of termination of service due to retirement, a participant to whom an option or SAR is granted may exercise such award following retirement for a period of three months, in the case of an ISO, or two years following retirement, in the case of a NQSO or a SAR (but in no event after the expiration date of the award). In the event of the death of a participant to whom an option or SAR is granted, the person to whom the award is transferred may exercise such award within a period of two years following the death of the participant (but in no event after the expiration date of the award).

      In the event of termination of service of a participant to whom restricted stock is granted for any reason other than death, disability or retirement, unless the committee determines otherwise, all shares of restricted stock as to which applicable restrictions have not yet lapsed will be forfeited and returned to StateFed Financial Corporation. Unless the committee determines otherwise, in the event of termination of service of the person to whom restricted stock is granted due to death, disability or retirement, all shares subject to restrictions at the time of termination will become free of such restrictions.

      The rights of a participant who is granted a performance or other award in the event of termination of service of such participant will be governed by the terms of the applicable award agreement.

      In the event of a merger or other business combination of StateFed Financial Corporation in which we are not the surviving entity, any participant to whom an option or SAR has been granted will, with limited exception, have the right after consummation of such transaction and during the remaining term of the option or SAR to receive upon exercise of such award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share common stock over the exercise price of the option or SAR, multiplied by the number of shares of common stock with respect to which the option or SAR is exercised.

      Upon a change in control of StateFed Financial Corporation, unless otherwise provided by the committee in the applicable award agreement, any restrictions or vesting period with respect to any outstanding awards will immediately lapse and all such awards will become fully vested.

      An ISO awarded under the plan may be transferred only upon the death of the participant to whom it has been granted, by will or the laws of descent and distribution. An award other than an ISO may be transferred during the lifetime of the participant to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the participant's immediate family or to a trust for the benefit of any member of the participant's immediate family.

      Our Board of Directors may amend or terminate the 2002 Plan without the approval of the shareholders or consent of the participants of the 2002 Plan, except when otherwise required by law or regulation or by the rules of any stock exchange or automated quotation system on which the shares our common stock may be listed or quoted, and except that the committee may not amend any outstanding award without the consent of the participant.

      The following options have been granted by the Board of Directors, subject to stockholder approval of the 2002 Plan.

      -------------------------------------------------------------------
                                  New Plan Benefits
                             2002 OMNIBUS INCENTIVE PLAN
      -------------------------------------------------------------------
        Name and Position          Dollar Value ($)   Number of Options
      -------------------------------------------------------------------
        Randall C. Bray                   -                  19,256
      -------------------------------------------------------------------
        Executive Group                   -                  40,256
      -------------------------------------------------------------------
        Non-Executive Director            -                  12,500
        Group
      -------------------------------------------------------------------
        Non-Executive Officer             -                   7,750
        Employee Group
      -------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office at 13523 University Avenue, Clive, Iowa 50325, no later than May 29, 2003. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any shareholder proposal to take action at such meeting must be received at the Company's executive office at 13523 University Avenue, Clive, Iowa 50325 by August 22, 2003; provided, however, that in the event that the date of the annual meeting is held before September 23, 2003, or after November 23, 2003, the shareholder proposal must be received not later than the close of business on the later of the 40th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All shareholder proposals must also comply with the Company's by-laws and Delaware law.

      ANNUAL REPORTS

      Shareholders of record on September 25, 2002, should have received a copy of our 2002 annual report to shareholders either with this proxy statement or prior to its receipt. If, upon receipt of this proxy material, you have not received the annual report to shareholders, please write to the Corporate Secretary at the address below and a copy will be sent to you. Although the annual report is being mailed to shareholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated herein by reference.

      IN ADDITION, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2002, IS AVAILABLE TO EACH RECORD AND BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, STATEFED FINANCIAL CORPORATION, 13523 UNIVERSITY AVENUE, CLIVE, IOWA 50325.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Randall C. Bray

                                        Randall C. Bray
                                        CHAIRMAN OF THE BOARD
Des Moines, Iowa
September 26, 2002

                                                                      APPENDIX A
                         STATEFED FINANCIAL CORPORATION

                           2002 OMNIBUS INCENTIVE PLAN

      1. PLAN PURPOSE. The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Company and its Affiliates.

      2.    DEFINITIONS. The following definitions are applicable to the Plan:

            "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Section 424(e) and (f), respectively, of the Code.

           "Award" -- means the grant by the Committee under this Plan of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, Restricted Stock or a Performance Award, or any combination thereof, as provided in the Plan.

            "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

            "Cause" -- means termination of service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

            "Code" -- means the Internal Revenue Code of 1986, as amended.

            "Committee" -- means the Committee referred to in Section 3 hereof.

            "Company" -- means StateFed Financial Corporation and any successor thereto.

            "Continuous Service" -- means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Company or an Affiliate, except that when used with respect to a person granted an Incentive Stock Option means the absence of any interruption or termination of service as an employee of the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its parent, its subsidiaries or its successor.

            "ERISA" -- means the Employee Retirement Income Security Act of 1974, as amended.

            "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under Section 422 of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

            "Market Value" -- means the closing high bid with respect to a Share on the date in question on the Nasdaq Stock Market, or any similar system then in use, or, if the Shares are not then traded on the Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange At") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the fair market value on such date of a Share as the Committee shall determine.

            "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422 of the Code.

            "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option awarded to a Participant pursuant to Section 5(a) hereof.

            "Participant" -- means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

            "Performance Award" -- means an Award granted pursuant to Section 5(d) herein.

            "Plan" -- means this 2002 Omnibus Incentive Plan of the Company.

            "Related" -- means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Stock Appreciation Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof.

            "Restricted Stock" -- means Shares awarded to a Participant pursuant to Section 5(c) hereof.

            "Retirement" -- means retirement from employment with the Company or an Affiliate thereof, as an employee, director, director emeritus or advisory director thereof, having reached the age of 65.

            "Shares" -- means the shares of common stock of the Company.

            "Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

            "Ten Percent Holder" -- means any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and any Affiliate.

            "Termination of Service" - means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any affiliate for purpose of any other Award.

      3. ADMINISTRATION. The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Company, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the Company. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Company, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, to correct any defect or supply an omission or reconcile any inconsistency in the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      4.    SHARES SUBJECT TO PLAN.

            (a) Subject to adjustment by the operation of Section 7, the maximum number of Shares with respect to which Awards may be made under the Plan is 127,952 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Stock Appreciation Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

            (b) During any calendar year, no Participant may be granted Awards under the Plan of more than 63,976 Shares, subject to adjustment as provided in
Section 7.

      5.    AWARDS.

            (a) OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                  (i) EXERCISE PRICE. The exercise price per Share for an Option shall be determined by the Committee; PROVIDED THAT, in the case of an Incentive Stock Option, the exercise price thereof shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; PROVIDED FURTHER THAT, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

                  (ii) OPTION TERM. The term of each Option shall be fixed by the Committee, but shall be no greater than 15 years; PROVIDED THAT, in the case of an Incentive Stock Option, the term of such Option shall not exceed ten years; PROVIDED FURTHER THAT, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of such option shall not exceed five years.

                  (iii) TIME AND METHOD OF EXERCISE. Except as provided in
            paragraph (a) of Section 6, no Option granted hereunder may be exercised unless at the time the Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option. To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the exercise price, if any and to the extent notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or, if the Committee specifically approves in writing on an individual basis, (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                  (iv) OPTION AGREEMENTS. At the time of an Award of an Option, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                  (v) LIMITATIONS ON VALUE OF EXERCISABLE INCENTIVE STOCK OPTIONS. The aggregate Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

                  (vi) ELIGIBLE RECIPIENTS OF INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted by the Committee only to employees of the Company or its Affiliates.

                  (vii) Incentive Stock Options must be granted no later than 10 years from the date the Plan is adopted or approved by the stockholders, whichever is earlier.

            (b) STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i) GENERAL. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised.

                  (ii) RELATED OPTIONS. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. If the Related Option is an Incentive Stock Option, the Related Option shall satisfy all restrictions and the limitations imposed on Incentive Stock Options under paragraph (a) of this Section 5 (including, without limitation, restrictions on exercise price and term).

                  (iii) EXERCISE PRICE AND TERM. The exercise price and term of each Stock Appreciation Right shall be fixed by the Committee; PROVIDED THAT, that the term of a Stock Appreciation Right shall not exceed 15 years.

                  (iv) STOCK APPRECIATION RIGHT AGREEMENTS. At the time of an Award of a Stock Appreciation Right, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                  (v) TIME AND METHOD OF EXERCISE. Except as provided in paragraph (a) of Section 6, no Stock Appreciation Right may be exercised unless at the time the Participant exercises such Stock Appreciation Right, such Participant has maintained Continuous Service since the date of grant of such Stock Appreciation Right. To exercise a Stock Appreciation Right under the Plan, the Participant to whom such Stock Appreciation Right was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Stock Appreciation Right) together with full payment of the exercise price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or with the specific written permission of the Committee (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

            (c) RESTRICTED STOCK. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i) RESTRICTIONS. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. During the period of time in which the Shares awarded as Restricted Stock are subject to the restrictions contemplated herein (a "Restricted Period"), unless otherwise permitted by the Plan or by the Committee as provided in the applicable Award Agreement, such Shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant. Except for the restrictions which may be imposed on Restricted Stock, a Participant to whom Shares of Restricted Stock have been awarded shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares.

                  (ii) RESTRICTED STOCK AGREEMENTS. At the time of an Award of Shares of Restricted Stock, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                  (iii) STOCK CERTIFICATES. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear the following (or similar) legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Company's 2002 Omnibus Incentive Plan and an Agreement entered into between the registered owner and the Company. Copies of such Plan and Agreement are on file in the offices of the Secretary of the Company, 13523 University Avenue, Clive, Iowa 50325."

                  (iv) REMOVAL OF RESTRICTIONS. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

            (d) PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and the applicable Award Agreement. At the time of grant of a Performance Award, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Performance Award and such other matters as the Committee shall in its sole discretion determine. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee as provided in the applicable Award Agreement. Unless otherwise provided in the Performance Award, the term of a Performance Award shall not exceed 15 years.

      6.    TERMINATION OF SERVICE.

            (a)   OPTIONS AND STOCK APPRECIATION RIGHTS.

                  (i) If a Participant to whom an Option or Stock Appreciation Right was granted shall cease to maintain Continuous Service for any reason (including total and partial disability but excluding Retirement, death and termination of employment by the Company or any Affiliate for Cause), such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or one year, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service. If the Continuous Service of a Participant to whom an Option or Stock Appreciation Right was granted by the Company is terminated for Cause, all rights under any Option or Stock Appreciation Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

                  (ii) If a Participant to whom an Option or Stock Appreciation Right was granted shall cease to maintain Continuous Service due to Retirement, such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or two years, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service.

                  (iii) In the event of the death of a Participant while in the
            Continuous Service of the Company or an Affiliate or within the periods referred to in paragraphs (a)(i) and (a)(ii) of this Section 6, the person to whom any Option or Stock Appreciation Right held by the Participant at the time of his or her death is transferred by will or the laws of descent and distribution or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted to be transferred under Section 10 of the Plan may, but only within the period of two years immediately succeeding the date of death of such Participant, and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right immediately prior to his death. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Stock Appreciation Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Stock Appreciation Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred as permitted by Section 10 of this Plan, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the exercise price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

                  (iv) Notwithstanding the provisions of subparagraphs (i) through (iii) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

            (b) RESTRICTED STOCK. Except as otherwise provided in this Plan, if a Participant ceases to maintain Continuous Services for any reason (other than death, total or partial disability or Retirement) unless the Committee, in its sole discretion, shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be forfeited and returned to the Company. Unless the Committee, in its sole discretion, shall otherwise determine, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or Retirement, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be free of restrictions and shall not be forfeited.

            (c) PERFORMANCE AWARDS. In the event that a Participant to whom a Performance Award has been granted shall cease to maintain Continuous Service for any reason, the rights of such Participant or any person to whom the Award may have been transferred as permitted by Section 10 shall be governed by the terms of the Plan and the applicable Award Agreement.

      7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 7 shall be subject to the same restrictions as the original Award.

      8. EFFECT OF MERGER ON OPTIONS AND STOCK APPRECIATION RIGHTS. In the case of any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Stock Appreciation Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Stock Appreciation Right), thereafter and during the term of each such Option or Stock Appreciation Right, to receive upon exercise of any such Option or Stock Appreciation Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Stock Appreciation Right or Option, multiplied by the number of Shares with respect to which such Option or Stock Appreciation Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

      9. EFFECT OF CHANGE IN CONTROL. Each of the events specified in the following clauses (i) through (iii) of this Section 9 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company, or (iii) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Company. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Award Agreement, any restrictions or vesting period with respect to any outstanding Awards shall lapse and all such Awards shall become fully vested in the Participant to whom such Awards were awarded; provided, however, that no Award which has previously been exercised or otherwise terminated shall become exercisable.

      10. ASSIGNMENTS AND TRANSFERS. No Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, except that an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order or by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an

Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 10, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

      11. EMPLOYEE RIGHTS UNDER THE PLAN. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of or serve as a director or advisory director of the Company or any Affiliate.

      12. DELIVERY AND REGISTRATION OF STOCK. The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and
(ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.

      13. WITHHOLDING TAX. Upon the termination of the restricted period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving such shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

      The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

      All withholding decisions pursuant to this Section 13 shall be at the sole discretion of the Committee or the Company.

      14.   AMENDMENT OR TERMINATION.

            (a) Subject to paragraph (b) of this Section 14, the Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan at any time without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Company, in its discretion, determines to seek such shareholder approval.

            (b) Except as otherwise provided herein, the Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

      15. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon its adoption by the Board of Directors of the Company, subject to the approval of the Plan by the shareholders of the Company. It shall continue in effect for a term of 15 years unless sooner terminated under Section 14 hereof.

REVOCABLE PROXY                                                  REVOCABLE PROXY

                         STATEFED FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 23, 2002

      The undersigned hereby appoints the Board of Directors of StateFed Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the West Des Moines Marriott, 1250 74th Street, West Des Moines, Iowa on October 23, 2002 at 2:30 p.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary):

           [ ] FOR               [ ] VOTE WITHHELD


      INSTRUCTION: To withhold your vote for any individual nominee, strike a line in that nominee's name below.

            RANDALL C. BRAY                               KEVIN J. KRUSE

2.    The approval of the 2002 Omnibus Incentive Plan.

           [ ] FOR               [ ] AGAINST            [ ] ABSTAIN

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

      The Board of Directors recommends a vote "FOR" the proposal and the election of the nominees listed above.

                  (Continued and to be SIGNED on Reverse Side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.



                                   Dated: ________________________________, 2002


                                   ---------------------------------------------
                                                 Signature of Stockholder

                                   Please sign exactly as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.